Exhibit 10.2

CONSENT AND AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT

THIS CONSENT AND AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT (this “Amendment”), dated as of June 5, 2023 is entered into by and among BENEFICIENT COMPANY HOLDINGS, L.P. (the “Borrower”), THE BENEFICIENT COMPANY GROUP, L.P. (“Parent”), and HCLP NOMINEES, L.L.C. (“HCLP”), as Lender under the Credit Agreement (as defined below) (in such capacity, the “Lender”) and as Senior Creditor and Subordinated Creditor under the Subordination Agreement (as defined in the Existing Credit Agreement).

W I T N E S S E T H

WHEREAS, Borrower, the Lender, and the Parent are party to that certain Second Amended and Restated Second Lien Credit Agreement, dated as of August 13, 2020 (as modified by that certain Consent No. 1 to Second Amended and Restated Second Lien Credit Agreement, dated as of January 20, 2021 and effective as of September 30, 2020, as amended by that certain Amendment No. 1 to Second Amended and Restated Second Lien Credit Agreement, dated as of March 10, 2021, as amended by that certain Amendment No. 2 to Loan Documents, dated as of June 28, 2021, as amended by that certain Consent and Amendment No. 3 to Second Amended and Restated Second Lien Credit Agreement dated as of November 3, 2021 and effective as of July 15, 2021, as modified by that certain Consent No. 2 to Second Amended and Restated Second Lien Credit Agreement dated as of March 24, 2022, as amended by that certain Consent and Amendment No. 4 to Second Amended and Restated Credit Agreement dated as of March 24, 2022, as amended by that certain Amendment No. 5 to Second Amended and Restated Second Lien Credit Agreement dated as of February 15, 2023, and as modified by that certain Consent No. 3 to Second Amended and Restated Second Lien Credit Agreement dated as of March 10, 2023, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”);

WHEREAS, Parent and Borrower have informed the Lender that Parent intends to consummate the transactions described in the Registration Statement on Form S-4 (Registration Number 333-268741) filed by the Parent with the Securities and Exchange Commission (the “SEC”) on December 9, 2022, as amended by Amendment No. 1 filed with the SEC on January 23, 2023, Amendment No. 2 filed with the SEC on March 6, 2023, Amendment No. 3 filed with the SEC on April 19, 2023, Amendment No. 4 filed with the SEC on May 8, 2023 and Amendment No. 5 filed with the SEC on May 11, 2023 (such transactions, collectively, the “De-Spac Transactions”), and Borrower has requested that Lender consent to the De-Spac Transactions; and

WHEREAS, subject to the terms and conditions set forth herein, the Lender has agreed to (a) consent to the De-Spac Transactions, and (b) otherwise amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. Unless the context otherwise requires, all defined terms in the preamble and recitals of this Amendment when used in this Amendment shall have the meanings ascribed thereto in the preamble and recitals of this Amendment.

2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 2:

“Released Claims” means any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, controversies, liabilities, obligations, damages and expenses of any and every character (whether known or unknown, liquidated or unliquidated, absolute or contingent, acknowledged or disputed, direct or indirect), at law or in equity, of whatsoever kind or nature (including claims of usury), whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Persons prior to and including the date hereof that in any way directly or indirectly arise out of or in any way are connected to (a) any of the Loan Documents or any Default or Event of Default thereunder, (b) any negotiation, discussion, enforcement action, agreement or failure to agree related to any Loan Document or any Default or Event of Default thereunder, or (c) any action, event, occurrence, or omission otherwise related to the rights, duties, obligations and relationships among the Borrower and Lender.

“Released Persons” means Lender and its respective employees, agents, attorneys, officers, partners, shareholders, affiliates, accountants, consultants, and directors, and their respective successors and assigns.

3. Consent. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 5 hereof, the Lender hereby consents to the De-Spac Transactions.

4. Amendment to Existing Credit Agreement. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 5 hereof, effective as of the Merger Date, the Existing Credit Agreement shall be amended as follows:

The Existing Credit Agreement and Schedule 1.01A to the Existing Credit Agreement (excluding the Appendices, Schedules (except with respect to Schedule 1.01A) and Exhibits attached thereto) shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

5. Conditions Precedent to Amendment. The satisfaction (or waiver in writing by the Lender) of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:

(a) Lender shall have received this Amendment duly executed by the parties thereto;

(b) the effectiveness of a consent and amendment to the Senior Credit Agreement on substantially similar terms to this Amendment in form acceptable to Lender;

(c) after giving effect to the transactions contemplated by this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default;

(d) all representations and warranties made by Borrower or any Affiliate thereof in any Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that any such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date); and

(e) Borrower shall have paid, in connection with such Loan Documents, all reasonable and documented fees and reimbursements to be paid to Lender pursuant to any Loan Documents, or otherwise due Lender and including the reasonable and documented fees, expenses, and disbursements of Holland & Knight LLP.

6. Representations and Warranties. The Borrower and the Parent represent and warrant to the Lender that:

(a) the representations and warranties of the Borrower, the Parent, each Subsidiary Guarantor, and each DST set forth in the Loan Documents (as modified by this Amendment) are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by a Material Adverse Effect or any other materiality qualifier) on and as of the date hereof (after giving effect to this Amendment), except to the extent that such representations and warranties are by their terms made as of a specified date, in which case they are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by a Material Adverse Effect or any other materiality qualifier) as of such specified date;

(b) immediately after giving effect to this Amendment, no Event of Default has occurred and is continuing;

(c) this Amendment has been duly executed and delivered by the Borrower and the Parent;

(d) this Amendment and the Credit Agreement (as modified by this Amendment), constitute legal, valid and binding obligations of the Borrower and the Parent, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(e) the execution and delivery by the Borrower and the Parent of this Amendment and the performance by the Borrower and Parent of this Amendment and the Credit Agreement (as modified by this Amendment), have been duly authorized by all necessary corporate or other organizational action, and (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any material requirement of law applicable to the Borrower and Parent, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or the Parent or the assets of the Borrower or the Parent, or give rise to a right thereunder to require any payment to be made by the Borrower or the Parent, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower, Parent or any Subsidiary, except Liens created pursuant to the Loan Documents and the Senior Documents.

7. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; AND WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 9.14 AND 9.15 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

8. RELEASE OF CLAIMS. TO INDUCE THE LENDER TO ENTER INTO THIS AMENDMENT, EACH OF THE BORROWER AND THE PARENT HEREBY (A) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS,

DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT, (B) RELEASES AND FOREVER DISCHARGES THE RELEASED PERSONS FROM ANY AND ALL RELEASED CLAIMS, AND (C) COVENANTS NOT TO ASSERT (AND NOT TO ASSIST OR ENABLE ANY OTHER PERSON TO ASSERT) ANY RELEASED CLAIM AGAINST ANY RELEASED PERSON. THE BORROWER AND THE PARENT EACH ACKNOWLEDGES AND AGREES THAT SUCH RELEASE IS A GENERAL RELEASE OF ANY AND ALL RELEASED CLAIMS THAT CONSTITUTES A FULL AND COMPLETE SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE RELEASED CLAIMS, ALL OF WHICH ARE HEREIN COMPROMISED AND SETTLED.

9. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 9.01 of the Credit Agreement.

10. Counterpart Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic transmission (i.e., a “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

11. Continuing Effectiveness; Etc.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Existing Credit Agreement as modified hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as modified hereby.

(b) Except as specifically amended hereby, and subject to the consent set forth herein, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The Borrower and the Parent each (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms (x) all Liens on the Collateral which have been granted by it in favor of the Lender pursuant to any of the Loan Documents and (y) all filings made with any Governmental Authority in connection with such Liens, as applicable. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AMENDMENT OR OTHERWISE, NOTHING IN THIS AMENDMENT EXTINGUISHES, NOVATES OR RELEASES ANY RIGHT, CLAIM, LIEN, SECURITY INTEREST OR ENTITLEMENT OF ANY OF THE LENDER CREATED BY OR CONTAINED IN THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS NOR IS THE BORROWER NOR PARENT NOR ANY OTHER PARTY RELEASED FROM ANY COVENANT, WARRANTY OR OBLIGATION CREATED BY OR CONTAINED HEREIN OR THEREIN.

(c) Except with respect to the subject matter hereof, including the consent and amendments specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment shall constitute a Loan Document under the Credit Agreement.

12. Integration. This Amendment, together with the other Loan Documents and the other documents contemplated hereby, contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

13. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

15. Representation. The parties hereto acknowledge that Lender has selected Holland & Knight LLP as its legal counsel in connection with the preparation and negotiation of this Amendment. Borrower and Parent acknowledge that Holland & Knight LLP has not represented it in connection with the preparation and negotiation of this Amendment, and Holland & Knight LLP shall owe no duties directly to Borrower or Parent. Each of Borrower and Parent confirms that it has been advised (and given adequate time) to consult with its own legal and tax advisors regarding this Amendment and the Loan Documents.

[Remainder of Page Intentionally Left Blank;

Signature Page(s) Follow(s).]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BENEFICIENT COMPANY HOLDINGS, L.P., as Borrower

By:	/s/ David Rost
	Name:	David Rost
	Title:	General Counsel

THE BENEFICIENT COMPANY GROUP, L.P., as Parent

By:	/s/ David Rost
	Name:	David Rost
	Title:	General Counsel

Signature Page to

Consent and Amendment No. 6 to Second Amended and Restated Second Lien Credit Agreement

HCLP NOMINEES, L.L.C., as the Lender, and as Senior Creditor and Subordinated Creditor under the Subordination Agreement

By:	CROSSMARK MASTER HOLDINGS, LLC, its Manager

By:	/s/ David Wickline
	Name:	David Wickline
	Title:	Manager

Signature Page to

Consent and Amendment No. 6 to Second Amended and Restated Second Lien Credit Agreement

EXHIBIT A

Amended Credit Agreement

[See attached]